UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:    BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Plus Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014

Investment Objective

BlackRock Large Cap Core Plus Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the Russell 1000® Index.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•

The Fund’s long positions within information technology (“IT”) were a principal detractor from performance, with IT services and hardware holdings having the most significant negative impact. Underweight positions in select mega-cap stocks that outperformed also hindered relative performance in the sector. Financials was an additional source of weakness as select insurance and bank holdings lagged. Property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate, and the Fund has since reduced exposure to the group. Broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures, dampened investor sentiment toward select large U.S. money center banks.

•

Teradata Corp. and Genworth Financial, Inc. were the largest individual detractors. Shares of Teradata Corp. fell amid ongoing softness in enterprise IT spending, while Genworth Financial underperformed as adverse developments in its long-term care business triggered a review of its reserve adequacy. Positions in NetApp, Inc., Domtar Corp. and Citigroup, Inc. were also notable detractors in the period.

•	The Fund’s short positions detracted from performance as the underlying stocks outperformed the benchmark index on average. Most detrimental were short positions on names in the health care sector.

•

Conversely, in the long segment of the Fund, relative performance was supported by stock selection in the consumer staples, health care and industrials sectors. Within consumer staples, food & staples retailing holdings had the greatest positive impact, while health care providers & services benefited results within health care and airlines led gains within industrials. Additional contributions came from refiners within energy and auto component holdings within consumer discretionary.

•

McKesson Corp., United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Fund’s performance. McKesson shares advanced following solid earnings and a positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics for generic drug distribution. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the 12-month period. CVS Health Corp. benefited from consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers.

•	Among short positions, the Fund generated strong performance in the IT sector, with additional positive results in consumer discretionary and consumer staples.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased long exposure to the IT sector, specifically within the hardware, communications equipment and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Fund’s weighting in industrials decreased, particularly construction & engineering, machinery and aerospace & defense. Exposure to consumer discretionary also declined, largely with respect to the auto components and media industries.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the long segment of the Fund ended the period with its largest sector overweights in IT and financials, while the most notable underweight was in consumer discretionary. More broadly, the Fund’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Fund is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.54%	16.59%	N/A	14.41%	N/A	6.01%	N/A
Investor A	2.43	16.34	10.23%	14.07	12.85%	5.72	4.88%
Investor C	2.01	15.42	14.42	13.24	13.24	4.94	4.94
Russell 1000® Index	5.80	19.01	N/A	15.90	N/A	7.17	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance”
on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Including Dividend Expense, Stock Loan Fees and Interest Expense[7]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the D Period[7]	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,025.40	$10.81	$7.01	$1,000.00	$1,014.39	$10.76	$1,018.15	$6.98
Investor A	$1,000.00	$1,024.30	$12.18	$8.37	$1,000.00	$1,013.04	$12.11	$1,016.80	$8.34
Investor C	$1,000.00	$1,020.10	$15.90	$12.10	$1,000.00	$1,009.33	$15.82	$1,013.09	$12.06

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.13% for Institutional, 2.40% for Investor A, and 3.14% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.65% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guaran tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Fund Information as of September 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments

JPMorgan Chase & Co.	3%
CVS Health Corp.	3
Merck & Co., Inc.	3
Comcast Corp., Class A	2
3M Co.	2
Bank of America Corp.	2
Discover Financial Services	2
U.S. Bancorp	2
Schlumberger Ltd.	2
Citigroup, Inc.	2

Ten Largest Investments Sold Short	Percent of Investments Sold Short

Vertex Pharmaceuticals, Inc.	1%
Alnylam Pharmaceuticals, Inc.	1
JDS Uniphase Corp.	1
Zulily, Inc., Class A	1
HomeAway, Inc.	1
Teekay Corp.	1
Sprint Corp.	1
Darden Restaurants, Inc.	1
CoStar Group, Inc.	1
Nationstar Mortgage Holdings, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	26%
Financials	20
Health Care	15
Energy	11
Consumer Discretionary	10
Industrials	9
Consumer Staples	5
Materials	4

Sector Allocation	Percent of Investments Sold Short

Consumer Discretionary	21%
Information Technology	21
Health Care	13
Energy	12
Financials	11
Industrials	10
Consumer Staples	5
Utilities	3
Telecommunication Services	2
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	7

Schedule of Investments September 30, 2014	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.5%
Rockwell Collins, Inc.	2,070	$162,495
Airlines — 2.4%
Delta Air Lines, Inc.	4,920	177,858
Southwest Airlines Co.	11,290	381,263
United Continental Holdings, Inc. (a)(b)	5,940	277,933

		837,054
Auto Components — 1.1%
BorgWarner, Inc.	1,710	89,963
TRW Automotive Holdings Corp. (a)	2,860	289,575

		379,538
Banks — 15.8%
Bank of America Corp.	65,497	1,116,724
Citigroup, Inc. (b)	19,910	1,031,736
JPMorgan Chase & Co.	23,733	1,429,676
SunTrust Banks, Inc.	18,750	713,062
U.S. Bancorp (b)	25,420	1,063,319
Wells Fargo & Co.	4,500	233,415

		5,587,932
Beverages — 3.0%
Dr. Pepper Snapple Group, Inc.	10,010	643,743
Molson Coors Brewing Co., Class B	5,680	422,819

		1,066,562
Biotechnology — 3.5%
Amgen, Inc. (b)	3,330	467,732
Biogen Idec, Inc. (a)	2,360	780,712

		1,248,444
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	2,100	385,497
Chemicals — 1.9%
Cabot Corp.	5,684	288,577
The Dow Chemical Co.	3,310	173,576
PPG Industries, Inc.	1,160	228,218

		690,371
Commercial Services & Supplies — 0.9%
Tyco International Ltd.	7,380	328,927
Communications Equipment — 5.6%
Brocade Communications Systems, Inc.	44,770	486,650
Cisco Systems, Inc.	29,360	738,991
QUALCOMM, Inc.	10,120	756,672

		1,982,313
Construction & Engineering — 0.4%
AECOM Technology Corp. (a)	3,920	132,300
Consumer Finance — 3.7%
Discover Financial Services (b)	16,700	1,075,313

Common Stocks	Shares	Value
Consumer Finance (concluded)
SLM Corp.	27,494	$235,349

		1,310,662
Containers & Packaging — 1.6%
Packaging Corp. of America	8,766	559,446
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	4,320	238,853
Energy Equipment & Services — 5.5%
Halliburton Co.	8,590	554,141
Oceaneering International, Inc.	1,900	123,823
Schlumberger Ltd. (b)	10,450	1,062,661
Weatherford International PLC (a)	10,310	214,448

		1,955,073
Food & Staples Retailing — 3.3%
CVS Health Corp. (b)	14,560	1,158,830
Health Care Equipment & Supplies — 0.4%
Medtronic, Inc.	2,480	153,636
Health Care Providers & Services — 9.4%
Aetna, Inc. (b)	10,630	861,030
Centene Corp. (a)	4,620	382,120
CIGNA Corp.	1,600	145,104
McKesson Corp.	4,010	780,627
UnitedHealth Group, Inc.	6,180	533,025
Universal Health Services, Inc., Class B	5,858	612,161

		3,314,067
Hotels, Restaurants & Leisure — 1.2%
Las Vegas Sands Corp.	6,710	417,429
Industrial Conglomerates — 3.2%
3M Co.	7,900	1,119,272
Insurance — 4.9%
American International Group, Inc.	14,610	789,232
Genworth Financial, Inc., Class A (a)	32,800	429,680
The Travelers Cos., Inc.	5,665	532,170

		1,751,082
Internet & Catalog Retail — 0.9%
The Priceline Group, Inc. (a)	270	312,817
Internet Software & Services — 5.5%
Facebook, Inc., Class A (a)	7,620	602,285
Google, Inc., Class A (a)	1,169	687,851
Google, Inc., Class C (a)	1,159	669,160

		1,959,296
IT Services — 6.8%
Alliance Data Systems Corp. (a)	390	96,825
Amdocs Ltd.	6,648	305,010

Portfolio Abbreviations
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Cognizant Technology Solutions Corp., Class A (a)	7,880	$352,788
DST Systems, Inc. (b)	5,475	459,462
MasterCard, Inc., Class A (b)	12,980	959,482
Total System Services, Inc.	7,387	228,701

		2,402,268
Machinery — 3.0%
Dover Corp.	2,350	188,775
Kennametal, Inc.	3,230	133,431
Parker Hannifin Corp.	3,178	362,769
WABCO Holdings, Inc. (a)	3,990	362,891

		1,047,866
Media — 3.2%
Comcast Corp., Class A (b)	20,940	1,126,153
Metals & Mining — 0.3%
Vale SA - ADR	9,830	108,228
Multiline Retail — 0.8%
Macy’s, Inc.	5,160	300,209
Oil, Gas & Consumable Fuels — 9.1%
BP PLC - ADR	13,100	575,745
Exxon Mobil Corp. (b)	295	27,745
Hess Corp.	5,453	514,327
Marathon Petroleum Corp.	6,600	558,822
PBF Energy, Inc., Class A	5,840	140,160
Suncor Energy, Inc. (b)	20,285	733,303
Tesoro Corp. (b)	10,940	667,121

		3,217,223
Paper & Forest Products — 1.1%
Domtar Corp.	11,230	394,510
Pharmaceuticals — 6.7%
Merck & Co., Inc. (b)	19,530	1,157,738
Mylan, Inc. (a)	6,890	313,426
Pfizer, Inc. (b)	5,340	157,904
Teva Pharmaceutical Industries Ltd. - ADR	13,768	740,030

		2,369,098
Road & Rail — 1.8%
Norfolk Southern Corp.	4,510	503,316
Union Pacific Corp.	1,280	138,777

		642,093
Semiconductors & Semiconductor Equipment — 4.2%
Intel Corp.	16,300	567,566
Micron Technology, Inc. (a)	27,020	925,705

		1,493,271
Software — 2.1%
Microsoft Corp. (b)	6,130	284,187
Oracle Corp.	12,210	467,399

		751,586
Specialty Retail — 5.2%
The Home Depot, Inc.	3,700	339,438
Lowe’s Cos., Inc.	18,440	975,845
Ross Stores, Inc.	6,910	522,258

		1,837,541

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 8.7%
Apple Inc.	4,580	$461,435
EMC Corp.	24,940	729,744
Hewlett-Packard Co.	17,543	622,250
SanDisk Corp.	4,080	399,636
Seagate Technology PLC	1,950	111,677
Western Digital Corp.	7,730	752,284

		3,077,026
Total Long-Term Investments (Cost — $34,678,279) — 129.5%		45,818,968

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	299,052	299,052
Total Short-Term Securities (Cost — $299,052) — 0.9%		299,052
Total Investments Before Investments Sold Short (Cost — $34,977,331) — 130.4%		46,118,020

Investments Sold Short
Air Freight & Logistics — (0.7)%
Expeditors International of Washington, Inc.	2,950	(119,711)
United Parcel Service, Inc., Class B	1,260	(123,845)

		(243,556)
Automobiles — (0.3)%
Tesla Motors, Inc.	440	(106,779)
Biotechnology — (2.9)%
Alkermes PLC	2,940	(126,038)
Alnylam Pharmaceuticals, Inc.	1,870	(146,047)
BioMarin Pharmaceutical, Inc.	1,820	(131,331)
Cubist Pharmaceuticals, Inc.	1,820	(120,739)
Intercept Pharmaceuticals, Inc.	440	(104,144)
Pharmacyclics, Inc.	1,050	(123,301)
Seattle Genetics, Inc.	3,030	(112,655)
Vertex Pharmaceuticals, Inc.	1,320	(148,249)

		(1,012,504)
Building Products — (0.6)%
Armstrong World Industries, Inc.	2,100	(117,600)
USG Corp.	4,120	(113,259)

		(230,859)
Capital Markets — (0.7)%
Federated Investors, Inc., Class B	4,070	(119,495)
NorthStar Asset Management Group, Inc.	6,360	(117,151)

		(236,646)
Chemicals — (0.6)%
FMC Corp.	1,870	(106,945)
WR Grace & Co.	1,270	(115,494)

		(222,439)
Commercial Services & Supplies — (0.3)%
KAR Auction Services, Inc.	4,060	(116,238)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Communications Equipment — (0.4)%
JDS Uniphase Corp.	10,800	$(138,240)
Diversified Financial Services — (0.4)%
Intercontinental Exchange, Inc.	660	(128,733)
Electrical Equipment — (0.3)%
SolarCity Corp.	1,720	(102,512)
Electronic Equipment, Instruments & Components — (0.3)%
National Instruments Corp.	3,800	(117,534)
Food & Staples Retailing — (0.7)%
Sprouts Farmers Market, Inc.	3,950	(114,827)
Whole Foods Market, Inc.	3,200	(121,952)

		(236,779)
Food Products — (0.3)%
Kraft Foods Group, Inc.	2,130	(120,132)
Health Care Providers & Services — (0.3)%
Brookdale Senior Living, Inc.	3,610	(116,314)
Health Care Technology — (0.3)%
Allscripts Healthcare Solutions, Inc.	8,230	(110,405)
Hotels, Restaurants & Leisure — (1.8)%
Darden Restaurants, Inc.	2,570	(132,252)
Dunkin’ Brands Group, Inc.	2,690	(120,566)
Six Flags Entertainment Corp.	3,560	(122,428)
Starbucks Corp.	1,610	(121,491)
The Wendy’s Co.	15,560	(128,526)

		(625,263)
Household Products — (0.4)%
Colgate-Palmolive Co.	1,940	(126,527)
Internet & Catalog Retail — (1.4)%
Amazon.com, Inc.	360	(116,078)
Groupon, Inc.	18,540	(123,847)
HomeAway, Inc.	3,820	(135,610)
Zulily, Inc., Class A	3,640	(137,920)

		(513,455)
Internet Software & Services — (1.0)%
CoStar Group, Inc.	850	(132,209)
Equinix, Inc.	560	(118,989)
LinkedIn Corp., Class A	540	(112,207)

		(363,405)
IT Services — (0.3)%
CoreLogic, Inc.	4,450	(120,462)
Machinery — (0.3)%
Navistar International Corp.	3,140	(103,337)
Media — (2.3)%
AMC Networks, Inc., Class A	1,920	(112,166)
CBS Outdoor Americas, Inc.	3,720	(111,377)
Charter Communications, Inc., Class A	790	(119,582)
Clear Channel Outdoor Holdings, Inc., Class A	17,540	(118,220)
Lions Gate Entertainment Corp.	3,750	(123,637)
Morningstar, Inc.	1,810	(122,899)
Sirius XM Holdings, Inc.	34,540	(120,545)

		(828,426)
Multiline Retail — (0.3)%
Sears Holdings Corp.	3,750	(94,613)

Investments Sold Short	Shares	Value
Multi-Utilities — (0.7)%
Dominion Resources, Inc.	1,760	$(121,598)
Sempra Energy	1,160	(122,241)

		(243,839)
Oil, Gas & Consumable Fuels — (4.1)%
Cabot Oil & Gas Corp.	3,730	(121,934)
Cobalt International Energy, Inc.	8,310	(113,016)
Energen Corp.	1,730	(124,975)
EQT Corp.	1,310	(119,917)
Gulfport Energy Corp.	2,200	(117,480)
Kosmos Energy Ltd.	12,710	(126,592)
Laredo Petroleum, Inc.	5,280	(118,325)
ONEOK, Inc.	1,760	(115,368)
Pioneer Natural Resources Co.	640	(126,061)
Range Resources Corp.	1,680	(113,921)
Teekay Corp.	2,040	(135,374)
Ultra Petroleum Corp.	4,860	(113,044)

		(1,446,007)
Pharmaceuticals — (0.4)%
Zoetis, Inc.	3,440	(127,108)
Real Estate Investment Trusts (REITs) — (1.7)%
Boston Properties, Inc.	480	(55,565)
Crown Castle International Corp.	720	(57,982)
Liberty Property Trust	1,620	(53,881)
The Macerich Co.	890	(56,809)
Plum Creek Timber Co., Inc.	1,430	(55,784)
Rayonier, Inc.	1,720	(53,561)
Senior Housing Properties Trust	2,590	(54,183)
Taubman Centers, Inc.	770	(56,210)
Ventas, Inc.	900	(55,755)
Vornado Realty Trust	540	(53,978)
Washington Prime Group, Inc.	3,080	(53,838)

		(607,546)
Real Estate Management & Development — (0.3)%
Forest City Enterprises, Inc., Class A	2,810	(54,963)
Realogy Holdings Corp.	1,440	(53,568)

		(108,531)
Road & Rail — (0.3)%
Hertz Global Holdings, Inc.	4,320	(109,685)
Semiconductors & Semiconductor Equipment — (1.6)%
Advanced Micro Devices, Inc.	29,890	(101,925)
Atmel Corp.	14,080	(113,766)
Cree, Inc.	2,830	(115,889)
SunEdison, Inc.	5,680	(107,238)
Xilinx, Inc.	2,900	(122,815)

		(561,633)
Software — (2.0)%
Informatica Corp.	3,740	(128,058)
NetSuite, Inc.	1,410	(126,251)
Nuance Communications, Inc.	7,330	(112,992)
ServiceNow, Inc.	1,930	(113,445)
Splunk, Inc.	2,080	(115,149)
Zynga, Inc., Class A	41,040	(110,808)

		(706,703)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Technology Hardware, Storage & Peripherals — (0.7)%
3D Systems Corp.	2,410	$(111,752)
Stratasys Ltd.	1,010	(121,988)

		(233,740)
Textiles, Apparel & Luxury Goods — (0.3)%
Kate Spade & Co.	3,990	(104,658)
Thrifts & Mortgage Finance — (0.4)%
Nationstar Mortgage Holdings, Inc.	3,860	(132,166)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	2,650	(118,985)

Investments Sold Short	Shares	Value
Wireless Telecommunication Services — (0.7)%
Sprint Corp.	21,080	$(133,647)
United States Cellular Corp.	3,230	(114,600)

		(248,247)
Total Investments Sold Short (Proceeds — $10,877,235) — (30.4)%		(10,764,006)
Total Investments — 100.0%		35,354,014
Other Assets in Excess of Liabilities — 0.0%		16,368

Net Assets — 100.0%		$35,370,382

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with short sales.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Sold		Shares Held at September 30, 2014	Value at September 30, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	1,090,497	—	791,445	[1]	299,052	$299,052	$394	—
iShares Core S&P 500 ETF	1,600	4,900	6,500		—	—	$767	$(862)
[1] Represents net shares sold.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	11

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$45,818,968	—	—	$45,818,968
Short-Term Securities	299,052	—	—	299,052
Liabilities:
Investments:
Investments Sold Short[1]	(10,764,006)	—	—	(10,764,006)
Total	$35,354,014	—	—	$35,354,014

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Statement of Assets and Liabilities

September 30, 2014

Assets
Investments at value — unaffiliated (cost — $34,678,279)	$45,818,968
Investments at value — affiliated (cost — $299,052)	299,052
Investments sold receivable	216,144
Capital shares sold receivable	5,992
Dividends receivable	54,859
Receivable from Manager	3,039
Prepaid expenses	8,769

Total assets	46,406,823

Liabilities
Payable to broker for short sales	3,702
Investments sold short at value (proceeds — $10,877,235)	10,764,006
Investments purchased payable	125,837
Dividends on short sales payable	4,125
Interest expense payable	3,103
Capital shares redeemed payable	7,630
Investment advisory fees payable	29,123
Service and distribution fees payable	8,981
Officer’s and Directors’ fees payable	872
Other affiliates payable	231
Other accrued expenses payable	88,831

Total liabilities	11,036,441

Net Assets	$35,370,382

Net Assets Consist of
Paid-in capital	$24,120,358
Accumulated net investment loss	(100,730)
Accumulated net realized gain	96,836
Net unrealized appreciation/depreciation	11,253,918

Net Assets	$35,370,382

Net Asset Value
Institutional — Based on net assets of $15,496,731 and 1,064,779 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$14.55

Investor A — Based on net assets of $12,237,939 and 855,284 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$14.31

Investor C — Based on net assets of $7,635,712 and 557,162 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$13.70

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	13

Statement of Operations

Year Ended September 30, 2014

Investment Income
Dividends — unaffiliated	$849,234
Dividends — affiliated	1,161
Foreign taxes withheld	(4,692)

Total income	845,703

Expenses
Investment advisory	499,924
Service — Investor A	41,881
Service and distribution — Investor C	79,216
Professional	50,988
Registration	42,992
Transfer agent — Institutional	8,235
Transfer agent — Investor A	14,223
Transfer agent — Investor C	10,673
Printing	20,561
Custodian	13,533
Accounting services	12,861
Officer and Directors	4,643
Miscellaneous	22,080

Total expenses excluding dividend expense, stock loan fees and interest expense	821,810
Dividend expense	176,326
Stock loan fees	71,690
Interest expense	43,541

Total expenses	1,113,367
Less fees waived and/or reimbursed by Manager	(92,320)
Less transfer agent fees reimbursed — Institutional	(8,118)
Less transfer agent fees reimbursed — Investor A	(10,917)
Less transfer agent fees reimbursed — Investor C	(9,897)

Total expenses after fees waived and/or reimbursed	992,115

Net investment loss	(146,412)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	8,062,457
Investments — affiliated	(862)
Financial futures contracts	65,667
Short sales	(3,406,962)

4,720,300

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	884,013
Investments — affiliated	(880)
Short sales	940,175

1,823,308

Total realized and unrealized gain	6,543,608

Net Increase in Net Assets Resulting from Operations	$6,397,196

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment loss	$(146,412)	$(93,626)
Net realized gain	4,720,300	2,613,439
Net change in unrealized appreciation/depreciation	1,823,308	3,142,199

Net increase in net assets resulting from operations	6,397,196	5,662,012

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(7,054)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(11,324,312)	70,780

Net Assets
Total increase (decrease) in net assets	(4,927,116)	5,725,738
Beginning of year	40,297,498	34,571,760

End of year	$35,370,382	$40,297,498

Distributions in excess of net investment income, end of year	$(100,730)	$(68,859)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	15

Statement of Cash Flows

Year Ended September 30, 2014

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,397,196
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in dividends receivable	(3,818)
Increase in receivable from Manager	(2,249)
Increase in prepaid expenses	(595)
Decrease in investment advisory fees payable	(8,612)
Decrease in service and distribution fees payable	(637)
Decrease in officer’s and Directors’ fees payable	(82)
Increase in other accrued expenses payable	3,761
Decrease in other affiliates payable	(76)
Increase in dividends on short sales payable	1,472
Decrease in interest expense payable	(423)
Decrease in payable to broker for short sales	(2,457)
Net realized gain on investments and securities sold short	(4,654,633)
Net unrealized gain on investments and securities sold short	(1,823,308)
Proceeds from investments sold short	34,551,846
Purchases to cover investments sold short	(38,953,200)
Purchases of long-term investments	(23,612,373)
Proceeds from sales of long-term investments	38,652,233
Net proceeds from sales of short-term securities	791,445

Net cash provided by operating activities	11,335,490

Cash Used for Financing Activities
Proceeds from issuance of capital shares	8,249,803
Payments on redemption of capital shares	(19,583,815)
Decrease in bank overdraft	(1,478)

Net cash used for financing activities	(11,335,490)

Cash
Cash at beginning of year	—
Cash at end of year	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense, dividend expense and stock loan fees	$290,508

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Financial Highlights

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.48	$10.58	$8.11	$7.98	$7.58

Net investment income (loss)[1]	(0.01)	0.01	0.03	(0.03)	0.05
Net realized and unrealized gain	2.08	1.90	2.44	0.16	0.51

Net increase from investment operations	2.07	1.91	2.47	0.13	0.56

Distributions from net investment income[2]	—	(0.01)	—	—	(0.16)

Net asset value, end of year	$14.55	$12.48	$10.58	$8.11	$7.98

Total Return[3]
Based on net asset value	16.59%	18.03%	30.46%	1.63%	7.46%

Ratios to Average Net Assets
Total expenses	2.35%	2.41%	2.51%	2.56%	4.11%

Total expenses after fees waived and/or reimbursed	2.08%	2.12%	2.25%	2.08%	1.50%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.66%	1.72%	1.86%	1.72%	0.91%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.38%	1.41%	1.50%	1.50%	0.66%

Net investment income (loss)	(0.05)%	0.07%	0.29%	(0.29)%	0.66%

Supplemental Data
Net assets, end of year (000)	$15,497	$15,373	$12,050	$16,688	$2,700

Portfolio turnover rate	44%	65%	172%	126%	192%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	17

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.30	$10.46	$8.04	$7.93	$7.55

Net investment income (loss)[1]	(0.04)	(0.03)	(0.00)[2]	(0.05)	0.02
Net realized and unrealized gain	2.05	1.87	2.42	0.16	0.51

Net increase from investment operations	2.01	1.84	2.42	0.11	0.53

Distributions from net investment income[3]	—	—	—	—	(0.15)

Net asset value, end of year	$14.31	$12.30	$10.46	$8.04	$7.93

Total Return[4]
Based on net asset value	16.34%	17.59%	30.10%	1.39%	7.02%

Ratios to Average Net Assets
Total expenses	2.64%	2.65%	2.79%	2.90%	4.37%

Total expenses after fees waived and/or reimbursed	2.35%	2.42%	2.59%	2.36%	1.84%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.93%	2.02%	2.19%	2.00%	1.25%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.65%	1.71%	1.80%	1.79%	1.00%

Net investment income (loss)	(0.32)%	(0.24)%	(0.02)%	(0.54)%	0.30%

Supplemental Data
Net assets, end of year (000)	$12,238	$17,792	$15,935	$10,749	$2,536

Portfolio turnover rate	44%	65%	172%	126%	192%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.87	$10.16	$7.87	$7.82	$7.45

Net investment loss[1]	(0.14)	(0.10)	(0.07)	(0.10)	(0.03)
Net realized and unrealized gain	1.97	1.81	2.36	0.15	0.50

Net increase from investment operations	1.83	1.71	2.29	0.05	0.47

Distributions from net investment income[2]	—	—	—	—	(0.10)

Net asset value, end of year	$13.70	$11.87	$10.16	$7.87	$7.82

Total Return[3]
Based on net asset value	15.42%	16.83%	29.10%	0.64%	6.29%

Ratios to Average Net Assets
Total expenses	3.44%	3.46%	3.57%	3.83%	5.14%

Total expenses after fees waived and/or reimbursed	3.09%	3.14%	3.28%	3.04%	2.54%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.67%	2.74%	2.88%	2.70%	1.95%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.39%	2.43%	2.50%	2.50%	1.70%

Net investment loss	(1.06)%	(0.95)%	(0.70)%	(1.13)%	(0.40)%

Supplemental Data
Net assets, end of year (000)	$7,636	$7,133	$6,587	$6,586	$4,213

Portfolio turnover rate	44%	65%	172%	126%	192%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	19

Notes to Financial Statements

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Large Cap Core Plus Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

20	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	21

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2014
Net Realized Gain from
Equity contracts:
Financial futures contracts	$65,667

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	27	[1]
Average notional value of contracts purchased	$2,544,127	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

22	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.20%
$1 Billion - $3 Billion	1.13%
$3 Billion - $5 Billion	1.08%
$5 Billion - $10 Billion	1.04%
Greater than $ 10 Billion	1.02%

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.38% for Institutional; 1.65% for Investor A; and 2.39% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent directors.

For the year ended September 30, 2014, the Manager waived and/or reimbursed $91,607, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations.

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the year ended September 30, 2014, the Manager waived $713.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended September 30, 2014, the Fund reimbursed the Manager $480 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	23

Notes to Financial Statements (continued)

the year ended September 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$223
Investor A	$1,212
Investor C	$627

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $2,486.

For the year ended September 30, 2014, affiliates received CDSCs as follows:

Investor A	Investor C
$3,000	$951

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and Directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $14,926.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were $23,506,918 and $38,742,621, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to net operating losses were reclassified to the following accounts:

Paid-in capital	$(114,541)
Accumulated net investment loss	$114,541

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 was as follows:

	9/30/14	9/30/13
Ordinary income	—	$7,054
Total	—	$7,054

24	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

As of September 30, 2014, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$205,990
Net unrealized gains[1]	11,144,764
Qualified late-year losses[2]	(100,730)
Total	$11,250,024

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended September 30, 2014, the Fund utilized $4,421,273 of its capital loss carryforward.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$35,086,484

Gross unrealized appreciation	$11,506,834
Gross unrealized depreciation	(475,298)

Net unrealized appreciation.	$11,031,536

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of September 30, 2014, a significant portion of the Fund’s assets or liabilities were exposed to the Consumer Discretionary, Information Technology and Financials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	25

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	348,819	$4,888,368	507,421	$6,020,226
Shares issued in reinvestment of distributions	—	—	497	5,283
Shares redeemed	(516,276)	(7,405,603)	(414,146)	(4,621,449)

Net increase (decrease)	(167,457)	$(2,517,235)	93,772	$1,404,060

Investor A
Shares sold	121,085	$1,646,476	339,115	$3,984,036
Shares redeemed	(712,501)	(9,864,090)	(416,289)	(4,800,035)

Net decrease	(591,416)	$(8,217,614)	(77,174)	$(815,999)

Investor C
Shares sold	131,942	$1,720,820	105,609	$1,177,524
Shares redeemed	(175,953)	(2,310,283)	(152,596)	(1,694,805)

Net decrease	(44,011)	$(589,463)	(46,987)	$(517,281)

Total Net Increase (Decrease)	(802,884)	$(11,324,312)	(30,389)	$70,780

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core Plus Fund and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund as of September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	27

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Corporation’s investment advisor, on behalf of BlackRock Large Cap Core Plus Fund, a series of the Corporation (the “Fund”). At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC with respect to the Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Corporation’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

28	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of the Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of the Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	29

Disclosure of Investment Advisory Agreement (continued)

affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, second and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. The Board was informed that, among other things, the short segment of the Fund’s portfolio detracted from performance during the one-year period. The Fund shorted the most expensive and least proven names, which dramatically outperformed in the one-year period. Over the five-year period the Fund was generally positioned with a bias toward higher-beta, lower-capitalization and higher-momentum stocks. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio manager in seeking to improve the Fund’s performance. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

30	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had contractually agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets to a specified amount, on a class-by-class basis, which was implemented on June 1, 2013. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap, which may result in savings to shareholders.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Corporation with respect to the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	31

Officers and Directors

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

32	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Officers and Directors (continued)

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	33

Officers and Directors (concluded)

Name, Address, and Year of Birth[1]	Position(s) Held with the Corporation	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd, New York, NY 10055. [2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Corporation and Jennifer McGovern became a Vice President of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

34	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014	35

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

36	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCCP-9/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund	$33,013	$33,013	$0	$0	$7,100	$7,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

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The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Plus Fund	$7,100	$7,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

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Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: December 2, 2014

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